Exhibit 10.5 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. EXECUTION VERSION ASSET PURCHASE AGREEMENT between ARVINAS, INC., ARVINAS OPERATIONS, INC., ARVINAS ANDROGEN RECEPTOR, INC. and NOVARTIS PHARMA AG Dated as of April 10, 2024

2 TABLE OF CONTENTS ARTICLE I DEFINITIONS AND TERMS 1 Section 1.1 Certain Definitions ...................................................................................1 Section 1.2 Interpretation ............................................................................................5 ARTICLE II PURCHASE AND SALE OF THE BUSINESS 6 Section 2.1 Purchase and Sale of Assets .....................................................................6 Section 2.2 Excluded Assets .......................................................................................6 Section 2.3 No Assumption of Liabilities ....................................................................6 Section 2.4 Purchase Price ..........................................................................................6 Section 2.5 Closing .....................................................................................................7 Section 2.6 Closing Transfer .......................................................................................7 ARTICLE III MUTUAL REPRESENTATIONS AND WARRANTIES 7 ARTICLE IV ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER; NO OTHER REPRESENTATIONS OR WARRANTIES OF SELLER OR BUYER 8 Section 4.1 Litigation and Claims ...............................................................................8 Section 4.2 Intellectual Property .................................................................................8 Section 4.3 Title to Property .......................................................................................8 Section 4.4 No Other Representations or Warranties .................................................8 ARTICLE V COVENANTS 10 Section 5.1 License .....................................................................................................9 Section 5.2 Tax Matters ..............................................................................................9 Section 5.3 Further Assurances .................................................................................10 Section 5.4 Wrong Pockets .......................................................................................10 Section 5.5 Confidentiality ........................................................................................10 ARTICLE VI INDEMNIFICATION; CERTAIN REMEDIES 12 Section 6.1 Indemnification by Seller .......................................................................11 Section 6.2 Indemnification by Buyer.......................................................................11 Section 6.3 Indemnification Procedure .....................................................................11 Section 6.4 Characterization of Indemnification Payments ......................................13 ARTICLE VII MISCELLANEOUS 13 Section 7.1 Notices ....................................................................................................13

Section 7.2	Amendment; Waiver; Obligations of Seller	14
Section 7.3	No Third Party Beneficiaries	14
Section 7.4	Successors and Assigns	15
Section 7.5	Entire Agreement	15
Section 7.7	Public Disclosure	15
Section 7.8	Expenses	15
Section 7.9	Governing Law; Waiver of Trial by Jury; Specific Performance	15
Section 7.10	Counterparts	16
Section 7.11	Headings	16
Section 7.12	Severability	16

EXHIBITS

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[**]

3

ASSET PURCHASE AGREEMENT This ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of April 10, 2024 (the “Execution Date”), by and among Arvinas, Inc., Arvinas Operations, Inc., and Arvinas Androgen Receptor, Inc., each organized under the laws of Delaware and located at 5 Science Park, 395 Winchester Ave., New Haven, CT 06511 (each, an “Arvinas Entity” and, collectively, “Seller”), on the one hand, and Novartis Pharma AG, a company organized under the laws of Switzerland located at Lichtstrasse 35, 4002 Basel, Switzerland (“Buyer”), on the other hand. Novartis and Arvinas are referred to in this Agreement individually as a “Party” and collectively as the “Parties”. W I T N E S E T H: WHEREAS, Seller has conducted the AR-V7 Program (as defined below); WHEREAS, Seller desires to sell (or cause to be sold), and Buyer desires to purchase, certain assets related to the AR-V7 Program on the terms and subject to the conditions set forth herein; WHEREAS, contemporaneously herewith, Seller and Buyer are entering into the ARV- 766 License Agreement (as defined below); WHEREAS, the Parties intend that each of this Agreement and the ARV-766 License Agreement have the same Execution Date; and WHEREAS, the Parties further intend that the Closing Date of this Agreement shall be [**]. NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: ARTICLE I DEFINITIONS AND TERMS Section 1.1 Certain Definitions. As used in this Agreement, the following terms have the meanings set forth below. Capitalized terms used in this Agreement but not defined below have the meanings ascribed to such terms in the ARV-766 License Agreement. “Accounting Standards” means (a) with respect to Buyer, International Financial Reporting Standards (“IFRS”) and (b) with respect to Seller, U.S. Generally Accepted Accounting Principles, in each case, consistently applied throughout the applicable Party’s organization. Each Party shall promptly notify the other Party in the event that it changes the Accounting Standards pursuant to which its records are maintained; provided, that each Party may only use internationally recognized accounting principles (e.g., IFRS, GAAP, etc.) as its Accounting Standards.

2 “Action” means any civil, criminal or administrative claim, hearing, action, arbitration, litigation, suit, demand, investigation or other proceeding. “Affiliate” means, with respect to any Person, any other Person that now or hereinafter controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” shall mean, direct or indirect, ownership of at least fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership or any other arrangement whereby the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to direct the management and policies of a corporation or other entity. The Parties acknowledge that in the case of entities organized under the laws of certain countries where the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity. “Agreement” has the meaning set forth in the Preamble. “Androgen Receptor” means a nuclear receptor protein encoded by [**], with the [**], which functions as a transcription factor and regulates the development and growth of the prostate. “Applicable Laws” means any national, international, supra-national, federal, state or local laws, treaties, statutes, ordinances, rulings, rules and regulations, including any rules, regulations, guidance or guidelines, or requirements of any regulatory authorities, national securities exchanges or securities listing organizations, Governmental Authorities, courts, tribunals, agencies, legislative bodies and commissions that are in effect from time to time “AR-V7” means the Androgen Receptor isoform encoded by [**], with a [**]. “AR-V7 Compound” means any AR Degrader (including any PROTAC) or other small molecule compound Controlled by Seller or its Affiliates as of the Closing Date that [**], including any Related Compound of any such AR Degrader or small molecule compound. “AR-V7 Product” means any product containing or comprising the AR-V7 Compound as an active pharmaceutical ingredient (including all dosage forms, presentations, formulations and dosage strengths). “AR-V7 Program” means the Development of AR-V7 Compounds and AR-V7 Products conducted by or on behalf of Seller or its Affiliates. “[**]” means [**]. “ARV-766 License Agreement” means that certain License Agreement between Seller and Buyer dated of even date herewith.

3 “Books and Records” means all books, laboratory notebooks, ledgers, files, reports, plans, records, manuals and other materials (in any form or medium) to the extent disclosing or containing [**] or other information Related to the AR-V7 Program. “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to be closed, as the case may be, in Basel, Switzerland, or New York City, New York. In addition, none of December 24-January 2 shall constitute a Business Day. “Buyer” has the meaning set forth in the Preamble. “Buyer Indemnified Parties” has the meaning set forth in Section 6.1. “Closing” has the meaning set forth in Section 2.5. “Closing Date” has the meaning set forth in Section 2.5. “Control” or “Controlled” means, with respect to any Intellectual Property Rights materials or assets, the legal authority or right (whether by ownership, license or otherwise) of a Party or any of its Affiliates to grant a license or a sublicense of or under, or access to or right to use, such Intellectual Property Rights, materials or assets to another Person, without (a) breaching the terms of any agreement with a Third Party, (b) misappropriating the proprietary or trade secret information of a Third Party, or (c) being obligated to pay any royalties or other consideration therefor. “Encumbrance” means any lien, pledge, charge, claim, encumbrance, security interest, option, mortgage, easement, or other restriction of any kind, including any right of first refusal or restriction on voting. “Field” means all uses in humans and animals. “Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body). “Indirect Taxes” has the meaning ascribed to it in Section 5.2(e). “Intellectual Property Rights” means all rights in or to: (a) patents and patent applications, and all reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (collectively, “Patents”); (b) trade secrets, confidential information and Know- How; and (c) all other intellectual property rights, including applications and registrations for the foregoing. “Know-How” means any and all commercial, technical, scientific and other types of (a) data (including datasets), documents, information, conclusions, inventions (whether patentable or not), discoveries, know-how, technology, protocols, assays, methods, processes,

4 formulae, instructions, techniques, designs, drawings or specifications (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, preclinical, clinical, safety, manufacturing and quality control data and information); and (b) any tangible compositions of matter, articles of manufacture, assays, chemical, biological or physical material, and other similar materials. “Knowledge” means, with respect to Seller, [**]. “Liabilities” means any and all debts, liabilities, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, known or unknown, determined, determinable or otherwise, whenever or however arising (including, whether arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by Accounting Standards to be reflected in financial statements or disclosed in the notes thereto. “Licensed Intellectual Property” means the Intellectual Property Rights Controlled by Seller or its Affiliates as of the Closing Date that are Related to the AR-V7 Program. “Losses” means any and all losses, Liabilities, costs, damages and expenses, including reasonable attorneys’ fees and costs. “Patents” has the meaning set forth in the “Intellectual Property Rights” definition. “Person” means an individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization, Governmental Authority or other entity. “Purchase Price” has the meaning set forth in Section 2.4. “Related to the AR-V7 Program” means, with respect to any assets or rights, that such assets or rights [**]. “Seller” has the meaning set forth in the Preamble. “Seller Indemnified Parties” has the meaning set forth in Section 6.2. “Tax Returns” means all reports and returns required to be filed with respect to Taxes. “Taxes” means all federal, state or local and all foreign taxes, including income, gross receipts, windfall profits, value added, severance, property, production, sales, use, duty, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties. “Territory” means worldwide. “Transfer or Transferred” means to sell, assign, transfer, novate, convey and deliver.

5 “Transferred Assets” has the meaning set forth in Section 2.1. “[**]” means any [**] owned by Seller as of immediately prior to the Closing, including the materials set forth on [**]. “[**]” means all [**] owned by Seller or its Affiliates [**], including the data set forth on [**]. “Transferred Intellectual Property Rights” means any Intellectual Property Rights Related to the AR-V7 Program. Section 1.2 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (c) the word “will” will be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (g) the word “or” is used in the inclusive sense (“and/or”), unless explicitly indicated otherwise by the term “either/or”; (h) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement, and references to this Agreement include all Exhibits hereto; (i) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (j) provisions that require that a Party or the Parties “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging); (k) the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement; (l) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (m) the Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement. ARTICLE II PURCHASE AND SALE OF THE ASSETS Section 2.1 Purchase and Sale of Assets. On the terms and subject to the conditions set forth herein, at the Closing, Seller shall sell, convey, Transfer, assign and deliver to Buyer, and Buyer shall purchase from Seller the entirety of Seller and its Affiliates right, title and interest in

6 and to the following assets (including those set forth on [**] hereto) (collectively, the “Transferred Assets”): (a) [**]; (b) (i) All Transferred Intellectual Property Rights; and (ii) all rights to sue for past, present, or future infringement or misappropriation of the Transferred Intellectual Property Rights and to retain any damages and profits due or accrued for any such past, present or future infringement or misappropriation of the Transferred Intellectual Property Rights; (c) [**]; (d) [**]; (e) [**]; and (f) [**]. Section 2.2 Excluded Assets. Notwithstanding anything herein to the contrary, from and after the Closing, Seller and its Affiliates shall retain all of their existing right, title and interest in and to, and there shall be excluded from the sale, conveyance, assignment or transfer to Buyer hereunder, any assets other than the Transferred Assets. Section 2.3 No Assumption of Liabilities. Buyer shall not assume or be deemed to assume any Liabilities of Seller or its Affiliates, whether or not related to the Transferred Assets. Section 2.4 Purchase Price. On the terms and subject to the conditions set forth herein, in consideration of the sale of the Transferred Assets pursuant to Section 2.1, [**] Buyer’s payment of the upfront payment set forth in Section 9.1 of the [**], Buyer shall pay to Seller an amount in cash equal to [**] (the “Purchase Price”), exclusive of any Indirect Taxes, if applicable. The Purchase Price shall be made to Arvinas Operations, Inc. in Dollars by bank wire transfer in immediately available funds to the bank account set forth in [**]. Section 2.5 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the [**] (such date, the “Closing Date”). For clarity, the closing and effectiveness of this Agreement is expressly [**]. Section 2.6 Closing Transfer. As of the Closing, the Transferred Assets shall be deemed automatically Transferred to Buyer without any further instruments of Transfer or other instruments or documents. ARTICLE III MUTUAL REPRESENTATIONS AND WARRANTIES Each Party represents and warrants to the other Party as of the Execution Date and the Closing Date that:

7 (a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) such Party: (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (c) this Agreement has been duly executed on behalf of such Party and is a legal, valid and binding obligation on such Party, enforceable against such Party in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies; (d) all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement, the transactions contemplated by this Agreement, or the performance by such Party of its obligations under this Agreement have been obtained; and (e) the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (i) do not conflict with or violate any requirement of Applicable Laws, (ii) do not conflict with, or constitute a breach or default under, any contractual obligation of such Party, and (iii) do not conflict with or result in a breach of any provision of the organizational documents of such Party. ARTICLE IV ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER; NO OTHER REPRESENTATIONS OR WARRANTIES OF SELLER OR BUYER Seller represents and warrants to Buyer as of the Execution Date and the Closing Date that: Section 4.1 Litigation and Claims. (a) There is no Action pending, or to the Knowledge of Seller threatened, against or relating to Seller that would, individually or in the aggregate, reasonably be expected to be material to the AR-V7 Program, taken as a whole, or prevent, materially impair or materially delay the consummation of the transactions contemplated hereby. (b) None of the Transferred Assets are subject to any order, writ, judgment, award, injunction or decree of any Governmental Authority that would, individually or in the aggregate, reasonably be expected to be adversely material to the AR-V7 Program, taken as a whole, or that would prevent, materially impair or materially delay the consummation of the transactions contemplated hereby. Section 4.2 Intellectual Property. To the Knowledge of Seller, Transferred Intellectual Property Rights constitute all Intellectual Property Rights Related to the AR-V7 Program.

8 (b) [**]. (c) [**]. (d) All Transferred Intellectual Property Rights that are registered are subsisting and, to the Knowledge of Seller, valid and enforceable. Seller owns all right, title and interest in and to all Transferred Intellectual Property Rights, free and clear of all Encumbrances. (e) (i) To the Knowledge of Seller, the Transferred Assets do not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any third party and (ii) to the Knowledge of Seller, no Person is infringing, misappropriating, or otherwise violating any Transferred Intellectual Property Rights. (f) There is no Action pending, asserted or, to the Knowledge of Seller, threatened in writing concerning the ownership, validity, registerability, enforceability, infringement, use or licensed right to use any Transferred Intellectual Property Rights. Section 4.3 Title to Property. Seller has, and at the Closing will, transfer to Buyer or its Affiliates, good and valid title to the Transferred Assets, free and clear of all Encumbrances. Section 4.4 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN ARTICLE III OR THIS ARTICLE IV, (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF SELLER OR BUYER; AND (B) ALL OTHER REPRESENTATIONS, CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF APPLICABLE LAWS OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY REPRESENTATIONS, CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Each Party understands that the Transferred Assets are the subject of ongoing research and development and that neither Party can assure the safety, effectiveness, regulatory approval or commercial success of any Transferred Assets. ARTICLE V COVENANTS Section 5.1 License. Seller hereby grants to Buyer an exclusive, fully-paid, royalty-free, perpetual, irrevocable, sublicensable and transferrable license, under the Licensed Intellectual Property, to Exploit AR-V7 Compounds and AR-V7 Products in the Field in the Territory. As between the Parties, [**]. Section 5.2 Tax Matters. (a) Transaction Taxes. Seller will be responsible for the payment of all applicable transfer, stamp, documentary, registration, filing, recordation and other similar Taxes and fees, duties, customs, tariffs, and other government imposed transactional charges, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

9 (b) Income Taxes. For the avoidance of doubt, each Party is responsible for its own respective Taxes with respect to income, gross revenues, or gross receipts. (c) Contest Provisions. Each of Buyer and Seller shall promptly notify the other in writing upon receipt of notice of any pending or threatened audits or assessments with respect to Taxes for which such other Party (or such other Party’s Affiliates) may be liable hereunder. Seller shall be entitled to participate at its expense in the defense of and, at its option, take control of the complete defense of, any Tax audit or administrative or court proceeding relating to Taxes for which it may be liable, and to employ counsel of its choice at its expense. Neither Party may agree to settle any claim for Taxes for which the other may be liable without the prior written consent of such other Party, which consent shall not be unreasonably withheld. (d) Assistance and Cooperation. After the Closing Date, the Parties shall cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns and payments in respect thereof. Each Party shall (i) provide timely notice to the other in writing of any pending or proposed audits or assessments with respect to Taxes for which such other Party or any of its Affiliates may have a liability under this Agreement and (ii) furnish the other with copies of all relevant correspondence received from any taxing authority in connection with any audit or information request with respect to any Taxes referred to in (i). (e) Indirect Taxes. All amounts referenced in this Agreement are exclusive of value added, goods and services, sales, use, excise, consumption and other similar indirect taxes (“Indirect Taxes”). Subject to Section 5.2(a), Indirect Taxes, if any, shall be charged by Seller or its Affiliates on the amounts mentioned in this agreement in accordance with local country Indirect Tax Laws and regulations and shall be payable by Buyer to Seller or its Affiliates. Seller and its Affiliates shall remit, or cause to be remitted, such Indirect Taxes to the appropriate tax authorities. (f) Withholding. In the event payments to be made to Seller are subject to withholding tax under applicable laws, including extra-territorial taxation, or if it is unclear whether the requirements of applicable laws, including extra-territorial taxation, are met, Buyer shall be authorized to deduct the withholding tax from the payment and pay the withholding tax to the relevant tax authority, so that only the correspondingly reduced amount of the payment (i.e. the full amount payable less withholding tax) is paid out to Seller. Buyer shall deliver to Seller proof of the withholding tax payment. (g) Tax Relief. Seller and Buyer shall make all reasonable efforts to obtain relief or reduction of withholding tax under the applicable tax treaties, including but not limited to the submission or issuance of requisite forms and information. If a special procedure is required for treaty relief by law, a treaty relief based on a tax treaty will only be taken into account if Seller submits an exemption certificate to Buyer in accordance with legal requirements at the time of the payment to Seller. (h) Other Withholding Tax. If no withholding tax deduction has been made on the payment to Seller under this Agreement, but tax authorities subsequently take the position that a withholding tax deduction should have been made, including extra-territorial taxation, Seller shall provide all reasonable support to Buyer to obtain relief or reduction of withholding under the applicable laws and tax treaties, including the submission or issuance of requisite forms and

10 information and the Parties will bear such liability (reimburse one another as necessary) in a manner consistent with that which would have resulted had the tax been originally withheld. Section 5.3 Further Assurances. From time to time at or after the Closing Date, each Party shall, and shall cause its Affiliates to, promptly execute, acknowledge and deliver any other assurances or documents or instruments of transfer reasonably requested by the other Party and necessary for the requesting Party to satisfy its obligations hereunder or to obtain the benefits of the transactions contemplated hereby. Section 5.4 Wrong Pockets. If at any time after the Closing Date, Buyer or Seller discovers that any Transferred Asset is held by Seller or any of its Affiliates, each of Seller and its Affiliates shall promptly transfer such Transferred Asset to Buyer or no additional consideration and at Seller’s sole cost and expense. Section 5.5 Confidentiality. Seller shall treat as confidential and shall safeguard any and all information, knowledge and data included in the Transferred Assets, in each case by using the same degree of care, but no less than a reasonable standard of care, to prevent the unauthorized use, dissemination or disclosure of such information, knowledge and data as Seller or its Affiliates used with respect thereto prior to the execution of this Agreement. (b) Buyer and Seller acknowledge that the confidentiality obligations set forth herein shall not extend to information, knowledge and data that is publicly available or becomes publicly available through no act or omission of the Party owing a duty of confidentiality, or becomes available on a non-confidential basis from a source other than the Party owing a duty of confidentiality so long as such source is not known by such Party to be bound by a confidentiality agreement with or other obligations of secrecy to the other Party. (c) In the event of a breach of the obligations hereunder by Buyer or Seller, the non- breaching Party, in addition to all other available remedies, will be entitled to injunctive relief to enforce the provisions of this Section 5.5 in any court of competent jurisdiction. ARTICLE VI INDEMNIFICATION; CERTAIN REMEDIES Section 6.1 Indemnification by Seller. Seller hereby agrees that from and after the Closing Date, it shall indemnify, defend and hold harmless Buyer, its Affiliates, and their respective directors, officers, shareholders, partners, members, attorneys, accountants, agents, representatives and employees and their heirs, successors and permitted assigns, each in their capacity as such (the “Buyer Indemnified Parties”) from, against and in respect of any Losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Buyer Indemnified Parties, whether in respect of third party claims, claims between the Parties, or otherwise, directly or indirectly relating to, arising out of or resulting from: (a) ownership or use of the Transferred Assets or the conduct of the AR-V7 Program prior to the Closing;

11 (b) any breach of representation, warranty or covenant of Seller under this Agreement; or (c) the negligence or intentional misconduct or fraud of Seller, except and to the extent that the Seller Indemnified Parties are entitled to indemnification by Buyer pursuant to Section 6.2, and provided further that Seller shall in no event be required to indemnify Buyer Indemnified Parties in an aggregate amount exceeding the Purchase Price. Section 6.2 Indemnification by Buyer. Buyer hereby agrees that from and after the Closing Date, it shall indemnify, defend and hold harmless Seller, its Affiliates, and their respective directors, officers, shareholders, partners, members, attorneys, accountants, agents, representatives and employees and their heirs, successors and permitted assigns, each in their capacity as such (the “Seller Indemnified Parties”) from, against and in respect of any Losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Seller Indemnified Parties, whether in respect of third party claims, claims between the Parties, or otherwise, directly or indirectly relating to, arising out of or resulting from: (a) ownership or use of the Transferred Assets after the Closing; (b) any breach of representation or warranty of Buyer under this Agreement; or (c) the negligence, intentional misconduct or fraud of Buyer, except and to the extent that the Buyer Indemnified Parties are entitled to indemnification by Seller pursuant to Section 6.1, and provided further that Buyer shall in no event be required to indemnify Seller Indemnified Parties in an aggregate amount exceeding the Purchase Price. Section 6.3 Indemnification Procedure. (a) If either Party is seeking indemnification under Section 6.1 or Section 6.2 (the “Indemnified Party”), it shall promptly inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section 6.1 or Section 6.2, as applicable (“Indemnification Claim Notice”) as soon as reasonably practicable after receiving notice of the Claim; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder, except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby. The Indemnification Claim Notice shall contain a description of the Claim and the nature and amount of the Claim and any Losses related thereto (to the extent that the nature and amount of such Loss is known at such time). Upon the request of the Indemnifying Party, the Indemnified Party shall promptly furnish to the Indemnifying Party copies of all correspondence, communications and official documents (including court documents) received or sent with respect to any applicable Losses and Claims. (b) Subject to the provisions of Section 6.3(c) and Section 6.3(d), the Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within [**] after receipt of the Indemnification Claim Notice to assume the direction and control of the defense and handling of any such Claim, at the at the Indemnifying Party’s expense, in which case Section

12 6.3(c) below shall govern. The assumption of the defense of a Claim by the Indemnifying Party shall not be construed as acknowledgement that the Indemnifying Party is liable to indemnify any indemnitee with respect to the Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification. In the event that it is ultimately decided that the Indemnifying Party is not obligated to indemnify or hold an indemnitee harmless from and against the Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any losses incurred by the Indemnifying Party in its defense of the Claim (but excluding, for clarity, any costs and expenses incurred in determining whether, between the Parties, the Indemnifying Party is obligated to indemnify the Indemnified Party). If the Indemnifying Party does not give written notice to the Indemnified Party, within [**] after receipt of the Indemnification Claim Notice, of the Indemnifying Party’s election to assume the defense and handling of such Claim, Section 6.3(d) shall govern. (c) Upon assumption of the defense of a Claim by the Indemnifying Party: (i) the Indemnifying Party shall have the right to and shall assume sole control and responsibility for dealing with the Claim; (ii) the Indemnifying Party may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Claim any law firm or counsel reasonably selected by the Indemnifying Party; (iii) the Indemnifying Party shall keep the Indemnified Party informed of the status of such Claim; and (iv) the Indemnifying Party shall have the right to settle the Claim on any terms the Indemnifying Party chooses; provided, however, that it shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and shall be entitled to participate in, but not control, the defense of such Claim with its own counsel and at its expense. In particular, the Indemnified Party shall furnish such records, information and testimony, provide witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Claim, and making the Indemnified Party, the indemnitees and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided. (d) If the Indemnifying Party fails to give written notice to the Indemnified Party to assume the defense and handling of a Claim as set forth in Section 6.3(d) or fails to conduct the defense and handling of any Claim in good faith after having assumed such, without limiting other remedies available to the Indemnified Party, the Indemnified Party may, at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate. In such event, the Indemnified Party shall keep the Indemnifying Party timely apprised of the status of such Claim and, except for any Claim solely involving monetary damages for which the Indemnifying Party agrees to indemnify in full, shall not settle such Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

13 Section 6.4 Characterization of Indemnification Payments. All payments made in respect of any Claim pursuant to this ARTICLE VI shall be treated as adjustments to the Purchase Price for Tax purposes. Section 6.5 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN CONTRACT, TORT, NEGLIGENCE BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. ARTICLE VII MISCELLANEOUS Section 7.1 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); or (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice): If to Seller: [**] If to Buyer: [**] Section 7.2 Amendment; Waiver; Obligations of Seller. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Laws. Novartis shall be entitled to rely on any waiver, instruction, instrument, acknowledgment or other writing signed by any one of the Arvinas Entities to be the binding commitment of all Arvinas Entities, and the Arvinas Entities shall be jointly and severally liable for any representation, warranty, covenant, agreement or other obligation of Seller set forth in this Agreement. Section 7.3 No Third Party Beneficiaries. Except as provided in ARTICLE VI, which is intended to benefit, and to be enforceable by, the Persons specified therein, this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

14 Section 7.4 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Party, except Seller may assign any and all of its rights or delegate any or all of its obligations under this Agreement, whether by operation of Law or otherwise, to an Affiliate without the prior written consent of Buyer. (b) Any purported assignment in violation of this Agreement is null and void ab initio. Section 7.5 Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. No Party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein or therein. The Parties expressly disclaim reliance on any information, statements, representations or warranties made by any Party regarding the subject matter of this Agreement other than the terms of this Agreement. Section 7.6 Public Disclosure. No Party shall make any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, [**] or as may be required by Applicable Laws (based upon reasonable advice of legal counsel) or necessary to comply with a request of any Governmental Authority. Section 7.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such costs and expenses. Section 7.8 Governing Law; Waiver of Trial by Jury; Specific Performance. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S. without reference to any rules of conflict of laws; provided, that the United Nations Convention on Contracts for International Sale of Goods shall not apply. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

15 (b) The Parties agree that irreparable damage would occur in the event that any provision herein were not to be performed in accordance with its specific terms or were otherwise breached and that any breach of this Agreement would not be adequately compensated by monetary damages. Accordingly, each Party shall be entitled to one or more injunctions to prevent any such breach or threatened breach and to enforce specifically the terms and provisions of this Agreement in courts of competent jurisdiction, without any necessity of proving damages or any requirement for the posting of a bond or other security, enjoining any such breach or threatened breach by the other Party, in addition to any other remedy to which such Party may be entitled at law or in equity. Section 7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. Section 7.10 Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof. Section 7.11 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. <SIGNATURE PAGE FOLLOWS>

[Signature Page to Asset Purchase Agreement] IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date. ARVINAS, INC. By: /s/ John Houston Name: John Houston Title: CEO ARVINAS OPERATIONS, INC. By: /s/ John Houston Name: John Houston Title: CEO ARVINAS ANDROGEN RECEPTOR, INC. By: /s/ John Houston Name: John Houston Title: CEO NOVARTIS PHARMA AG By: /s/ David Benathan By: /s/ Ian James Hiscock Name: David Benathan Name: Ian James Hiscock Title: BD&L Head Partnering Oncology_ Title: Authorised Signatory

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